                                                                   EXHIBIT 10.17

         [Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.]


 [LOGO OF ORACLE APPEARS HERE]     NETWORK LICENSE ORDER FORM

Enabling the Information Age


             Customer Name: Prodigy Services Corporation

         Customer Location: 445 Hamilton Avenue
                             White Plains, NY 10601
--------------------------------------------------------------------------------


                         ORACLE CONTRACT INFORMATION

     Agreement: Software License and Services Agreement
Agreement Name: SLSA-33007-25-AUG-94

                This Network License Order Form and attachment(s) ("Order Form") are placed in accordance with the agreement specified above ("Agreement"). Customer hereby orders the Program licenses described herein for use in the Territory, unless otherwise specified. The "Network" is defined as any number of Computers of the Designated Systems listed in this Order Form, except for Computer-based or Processor-based licenses or other similar licenses as specified herein.
--------------------------------------------------------------------------------

 A. DESIGNATED SYSTEMS/PROGRAMS
       Make/Model: IBM RS 6000                                   Make/Model: Sun Sparc                  Make/Model: PC Compatible
 Operating System: AIX                                     Operating System: Solaris 2            Operating System: Windows NT
            Media: CD                                                 Media: CD                            Media:   CD
Description                                               License Type      License Level
-----------------------------------------------------------------------------------------------------------------------------------
Per User Fees:
--------------
Oracle Server Enterprise Edition                             Subscriber           n/a
Parallel Server Option                                       Subscriber           n/a
Oracle Enterprise Manager Performance Pack                   Subscriber           n/a
*MVS Client Bundle (for installation on IBM 370 390/MVS)     1 Computer        Full Use

                         Technical Support Type: Silver


                 Total [**]:                                 [**]

 *Customer has previously acquired a license from Oracle to use the MVS Client
  Bundle and is only obtaining 22 months of Silver Technical Support for this Program under this Order Form. The fee for such Technical Support is included in the Total License and Technical Support Fees Due above.
 *Technical Support: [**] of the Total fees is for Technical Support.

    [LOGO OF ORACLE APPEARS HERE]

B.   GENERAL TERMS

1. The "Territory" shall be defined as Customer facilities worldwide, subject to U.S. export laws.

2.   Customer. For purposes of this Order Form, Customer shall be defined as
     --------
     Prodigy Services Corporation ("PSC"), PSC's majority owned subsidiaries ("Subsidiaries"), and majority owned subsidiaries of PSC's parent corporation Prodigy, Inc. ("Parent Subsidiaries") located in the Territory as of the Effective Date. Subsidiaries and Parent Subsidiaries formed after the Effective Date may be included as a Customer with Oracle's prior written consent. For purposes of this Order Form only, the entity or entities that provide the internet service(s) known as "ProdigyChina", "SinoTelecom" and/or "ProdigyAsia", or its a successor entity, shall be deemed to be a Parent Subsidiary regardless of whether such entities are majority owned subsidiaries of Prodigy, Inc. Before accessing the Programs, each Subsidiary, Parent Subsidiary and Future Subsidiaries must agree in writing to be bound by the terms of the Agreement and this Order Form. Whether each Subsidiary and Parent Subsidiary elects to use and access the Programs shall be at the sole discretion of each Subsidiary and Parent Subsidiary.

3.   Technical Support. Annual Technical Support services ordered by Customer
     -----------------
     will be provided under Oracle's Technical Support policies and pricing in effect on the date Technical Support is ordered and shall be effective upon shipment (or upon Order Form Effective Date for products not requiring shipment); first year Technical Support is quoted above, if ordered. A copy of Oracle's current Technical Support policies is attached hereto.

4.   Miscellaneous. Oracle shall deliver to the Customer Location, for use in
     -------------
     the Territory, 1 copy of the software media ("Master Copy") and 1 set of Documentation (CD-ROM or bound, whichever is generally available) for each Program currently available in production release as of the Effective Date below for use on the Network; such delivery shall exclude products marked with an asterisk (*). For Programs licensed herein, Customer may make copies of the Programs, including Documentation up to the number of Concurrent Full-Use licenses of Oracle7 licensed on the Order Form between Oracle and Customer dated May 8, 1996 and the Customer shall be responsible for installation of the software. All fees under this Order Form shall be due and payable net 30 days from date of invoice, and shall be noncancellable and the sums paid nonrefundable. Customer agrees to pay applicable sales/use tax, and media charges. The following shipping terms shall apply: FOB Destination, Prepaid and Add. These terms shall also apply to any options exercised by Customer. Oracle may refer to Customer as a "customer" in sales presentations, marketing vehicles and activities.

C.   OTHER

1.   Additional Designated System. Until 2 years from the Effective Date,
     ----------------------------
     Customer shall have the option to add 2 additional Designated System types ("Additional Designated Systems") to this Order Form at no charge, if:
     (i) the Programs licensed herein are available in production release status on the Additional Designated System at the time Customer elects to add the Additional Designated System; and (ii) Customer has continuously maintained Technical Support for such Programs.

     Oracle shall ship to the Customer Location a single Master Copy of the Programs licensed herein for the Additional Designated System added. These Programs may only be copied and installed in accordance with the terms of the Order Form; Oracle has no further shipment obligation other than as specified above. Programs licensed herein for use on Additional Designated System(s) may not be currently available. Customer has not relied on potential availability in entering into the payment obligations in this Order Form. Oracle is under no obligation to change current availability.

 2. Oracle warrants that its Programs contain the functionality, including the time-and-date-related code and internal subroutines, needed for the December 31, 1999 millennium date change. Any breach of this warranty is subject to the exclusive remedies as set forth in Section 5.3 of the Agreement.

 D.  SUBSCRIBER ACCESS

 1.  Oracle Programs. The Programs listed in Section A of this Order Form (i.e.
     ---------------
     Oracle Server Enterprise Edition, Parallel Server Option, and Oracle Enterprise Manager Performance Pack) herein shall be collectively known as the "Oracle Programs." Customer shall receive an upgrade from Oracle7 to Oracle8 at no charge provided Customer has continuously maintained Oracle Technical Support Services.

 2. Subscriber. A "Subscriber" shall be an individual or entity who has entered into a written or on-line (e.g. electronic) subscription agreement ("Subscription Agreement") with Customer for use of Customer's Prodigy Internet service or other Customer online service that provides access to the Programs and is a billable account. A "billable account" shall mean an account to whom Prodigy issues an invoice. The Subscription Arrangement need not refer specifically to "Oracle Programs" but may refer to the programs of Customer or its suppliers. Customer shall take reasonable steps to ensure that Subscribers are not permitted direct access to the Programs. Such Subscription Agreement must provide substantially equivalent terms that:

         a. The Subscriber shall not cause or permit the reverse engineering, disassembly or decompilation of the Oracle Programs;

         b.   Title shall not pass to the Subscriber;

         c. Oracle`s liability for any damages, whether indirect, incidental or consequential arising from the use of the Oracle Programs, shall be disclaimed to the extent permitted by law; and

         d. Upon termination of the Subscriber Access Term or the Subscription Agreement, whichever is earlier, the Subscriber shall cease using the Oracle Programs;

 3.  Subscriber Access. A Subscriber may access the Oracle Programs, remotely
     -----------------
     through telecommunications or fiberoptics. Subscribers may use the Oracle Programs solely for the purposes of:

              a.   Authentication

              b.   E-mail

              c. Storing Subscriber preferences such as frequently visited websites, and Subscriber web-pages. Customer may expand the Content definition by two additional items with Oracle's consent only.

     Neither Customer or a Subscriber may modify the Oracle Programs or use the Oracle Programs to create or run Customer's application programs or to create tables or reports.

         [Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.]


 4. In consideration for the payment to Oracle of license and Technical Support fees of [**], Customer may allow Subscribers to use the Oracle Programs in accordance with Section D.3 above during the Subscriber Access Term provided, however, that:

         a. All use of the Oracle Programs is subject to the terms and conditions of the Agreement and this Order Form. If there is any conflict between the terms and conditions of the Agreement and this Order Form, then the terms and conditions of this Order Form shall prevail.

         b. Subscribers are not permitted to use the Oracle Programs for the purposes of developing any application programs or for any other purpose not specified in Section D.3.;

         c. The Subscription Agreements shall include, at a minimum, terms equivalent to those set forth in Section D.2 above. Upon Oracle's request, Customer shall provide Oracle with a copy of the Subscription Agreement used by Customer and

         d. Customer agrees to indemnify Oracle and hold Oracle harmless from all claims, losses, liabilities, and settlement costs, including court costs and reasonable fees of attorneys, resulting from any claims brought against or incurred by Oracle arising from any use or access of the Oracle Programs by Customer's Subscribers.

 5.  Term. The Subscriber rights granted under this Section D of this Order Form
     ----
     shall be effective commencing on the Effective Date and shall continue for a period of 22 months from the Effective Date (the "Subscriber Access Term"), unless terminated as provided in the Agreement. Such Subscriber rights are not perpetual. Any renewal of this Section D shall be in accordance with Section D.10 below and shall be subject to renegotiations of terms and fees.

     Upon expiration or termination of the Subscriber Access Term or any extended term thereof, Customer shall block all Subscribers' access to the Oracle Programs. In addition, Customer's license to the Programs shall be terminated and Customer shall comply with the terms of Section 4.4 of the Agreement. Regardless of the reason for termination or expiration Oracle shall have no liability whatsoever to Customer for any damages, including damages for loss of prospective profits, anticipated sales, or good will. Termination of this Order Form shall not relieve Customer from its liability to pay any fees which have accrued to Oracle as of the expiration or termination, or which accrue after such expiration or termination.

 6.  Technical Support. Customer is responsible for providing all technical
     -----------------
     support, training and consultation to its Subscribers. Any questions from Customer's Subscribers will be referred by Oracle to Customer.

 7.  Termination of Technical Support Services. Customer may terminate
     -----------------------------------------
     Technical Support at any time by notifying Oracle in writing at least thirty (30) days before the desired date of termination. Technical Support shall be terminated upon receipt of such notice. Upon termination, Oracle shall refund the unused portion of Technical Support fees paid by the Customer for the licenses for the allocable period for which Technical Support is terminated.

         [Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.]


 8.  Additional License and Technical Support Fees. The license and Technical
     ---------------------------------------------
     Support fees listed in Section D.4 above for the Subscriber Access Term, are based on Customer retaining an estimated number of Subscribers per month as listed on the chart below ("Estimated Subscriber Count"): For the purposes of this Order Form, a Subscriber is "retained" by Customer if, at the end of a particular month, the Subscriber is entitled to receive any on-line services that provide access to the Programs from Customer.


       Month from the          Estimated       Fee per each         Total
       Effective Date      Subscriber Count     Subscriber
       ========================================================================

           [**]                  [**]              [**]              [**]

         [Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.]


       Month from the           Estimated      Fee per each         Total
       Effective Date       Subscriber Count    Subscriber

           [**]                   [**]             [**]              [**]

     During the Subscriber Access Term, Customer shall report to Oracle monthly, the actual number of Subscribers retained by Customer for the preceding month ("Actual Subscriber Count"). If during the Subscriber Access Term, the Actual Subscriber Count for a month is greater than the Estimated Subscriber Count for that month as listed in this Section D.8, such excess occurs Customer shall pay to Oracle additional license and Technical Support fees for the relevant month; such fees shall be equal to the license and Technical Support fee per Subscriber for the relevant month (i.e. [**]) multiplied by the difference between the Actual Subscriber Cost minus the Estimated Subscriber Count for the relevant month. Customer shall not be entitled to any credits or refund if the Actual Subscriber Count during any month of the Subscriber Access Term is less than the Estimated Subscriber Count listed for that month in the chart above.

 9.  Extended Subscriber Access Term. At the end of the Subscriber Access Term
     -------------------------------
     Customer shall have the option to extend the Subscriber Access Term for 1 additional year ("Extended Subscriber Access Term"). If Customer exercises such option to extend, then Customer and Oracle shall negotiate in good faith to determine a combined total license and Technical Support fee per Subscriber for the Extended Subscriber Access Term that shall not be greater than [**]. After the Extended Subscriber Access Term, if Customer and Oracle wish to extend the Subscriber Access Term further, then the license and Technical Support fees for such additional extended term shall be negotiated at the time of such extension.

 10.  Additional License and Technical Support fees during the Extended
      -----------------------------------------------------------------
      Subscriber Access Term. During the Extended Subscriber Access Term, if
      ----------------------
      any, Customer shall report to Oracle monthly the actual Subscriber count for the preceding month. If during the Extended Subscriber Access Term the actual Subscriber count for a month is greater than the estimated Subscriber count agreed to by the parties for the relevant month, then for each such month in which such excess occurs Customer shall pay to Oracle additional license and Technical Support fees for the relevant month. Such additional license and

         [Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.]


     Technical Support fees shall be equal to the license and Technical Support fee per Subscriber (e.g. [**]) multiplied by the difference between the actual Subscriber count minus the estimated Subscriber count for the relevant month. Customer shall not be entitled to any credits or refund if the actual Subscriber count during any month of the Extended Subscriber Access Term is less than the estimated Subscriber count agreed to by the parties for any such month.

 11. Exclusive Remedies For Programs. For purposes of this Order Form only,
     -------------------------------
     Section 5.3.A. of the Agreement shall be amended to read as follows: "A. For Programs: The correction of Program errors that cause breach of the warranty, or if Oracle is unable to make the Program operate as warranted, Customer shall be entitled to terminate the Program license and recover the fees paid to Oracle for the Program license, and/or cease paying to Oracle any fees due to Oracle for the Program license for the remainder of the Subscriber Access Term.


--------------------------------------------------------------------------------

Customer and Oracle agree that the terms and pricing of this Order Form shall not be disclosed without the prior written consent of the other party. This quote is valid through August 29, 1997 and shall become binding upon execution by Customer and acceptance by Oracle.

      PRODIGY SERVICES CORPORATION         ORACLE CORPORATION

Signature: /s/ Carena Pooth                Signature: Craig Guarente
          --------------------                       ---------------------

Name:  Carena Pooth                         Name: CRAIG GUARENTE
      ------------------------                   -------------------------


Title: Sr. VP, Operations                  Title: SUPERVISOR SALES SUPPORT
      ------------------------                   -------------------------

Effective Date: 8/29/97
               --------------------


--------------------------------------------------------------------------------

[SEAL APPEARS HERE]


SHIPMENT SUMMARY:



PROGRAMS                                            DESIGNATED SYSTEMS                  MEDIA TYPE
--------                                            ------------------                  ----------
Oracle Server Enterprise Edition                    IBM RS6000/AIX                      CD ROM
Parallel Server Option
Oracle Enterprise Manager Performance Pack


Oracle Server Enterprise Edition                    SUN SPARC/SOLARIS 2                 CD ROM
Parallel Server Option
Oracle Enterprise Manager Performance Pack

                                Subject to Change


ORACLE TECHNICAL SUPPORT SERVICES

Technical Support Fees

Technical Support fees are due and payable in advance of the term of Support.

Reinstatement Fees

In the event Technical Support services lapse or were never originally procured, a reinstatement fee shall be assessed upon commencement of Technical Support, such fee shall be subject to Oracle's policies in effect when Technical Support is ordered. Oracle currently calculates Reinstatement Fees from the date that the Technical Support services lapse (or the license order date if the program licenses were not previously supported) to the date that the technical support services are renewed based on the list Bronze support fees in Oracle's US Price List in effect at the time the Technical Support services are ordered.

Support Programs

Oracle Bronze Support
Oracle Bronze Support includes:

 .    Real Time Telephone Technical Assistance
     .    5:00 a.m. to 6:00 p.m. (Pacific Time), Monday through Friday
     . Problem solving, bug reporting, documentation clarification, technical guidance

 .    Program updates
     .    Patches and fixes
     .    General maintenance releases
     .    Documentation updates

 .    Support System dial-in access
 .    Quarterly Support newsletter
 .    Mail server access
     .    Read/Write access to Electronic Mail over the Internet
     .    Technical Assistance Requests can be opened, closed or updated
     .    General Communication with Oracle Worldwide Support



 .    SupportNotes(TM) - Oracle Book based CD-ROM repository of technical information
 .    Oracle Electronic Support -Read/Write access to Oracle's private
     Support Forum on CompuServe**
     ** Customers will need to register with CompuServe to obtain CompuServe access.
          This service will be offered in the United
          States only.

Oracle Silver Support
Oracle Silver Support includes Oracle Bronze Support plus the following:

 .    Real Time Telephone Technical Assistance
     .    Toll-free 800 number
     .    24 hours a day/7 days a week
 .    SupportNotes(TM) - Oracle Book based CD-ROM repository of technical information
 .    Management reports - Faxed upon request
 .    Proactive Alerts
     .    Contain known problem and problem resolution information
     .    Proactively faxed as applicable

Oracle Gold Support
Oracle Gold Support (for which a minimum fee applies) includes Oracle Silver Support plus the following:

 .    Priority Reactive Support
 .    Accountant Management
     .    Communication channels between Oracle and customer
     .    Status reports to customer and management
     .    Regular account reviews with customer
     .    Conduct all proactive planning activities
     .    Some first-line support
 .    Foundation Proactive Services
     .    Patch Planning
     .    Version/Release Planning
     .    Alerts


The following Basic, Standard, and Extended Support packages are no longer available for new support contracts.

Basic Annual Support

Basic Annual Support includes:




April 16, 1997                    Page 1 of 4                  Technical Support
                                                                      tecsup.doc

                                Subject to Change



 .    Telephone Technical Assistance
     .    5:00 a.m. to 6:00 p.m. (Pacific Time), Monday through Friday
     . Problem solving, bug reporting, documentation clarification, technical guidance
 .    Program updates and associated documentation
 .    Support System dial-in access
     .    Log/Update/Review TARs
     .    Review Bugs
     .    Access the Support Bulletin Board
 .    Quarterly Support newsletter

Standard Support

Standard Support includes Basic Support plus the following:

 .    Telephone Technical Assistance - 24 hours a day/7 days a week

Extended Support

Extended Support includes Standard Support plus the following:

 .    Toll-free 800 number

Information Customers Need When Calling Support

Before Support can begin work on any problem, information about the nature and location of the problem is required. Whenever a call is placed to the hotline, the following information should be provided:

 .    The Customer Support Identification (CSI) number or PC registration number
 .    The area code and phone number listed under the CSI number
 .    Operating system (including version) on which Oracle Programs are installed
 .    The Oracle product component and its version number the call concerns.
     Support questions involve product components -- that is, constituent parts of an Oracle product. For example, with the ORACLE kernel, Customer receives components such as RDBMS, IMP, EXP, SQL*Loader and SQL*Forms.
 .    The relevant Program version(s)
 .    Any Program error number that appeared
 .    Brief description of the problem
 .    Severity of the problem. Oracle Worldwide Support classifies problems according to how they impact the Customer's business. See list below for explanation of Technical Assistance Request (TAR) Severity Levels.


Technical Assistance Request (TAR) Severity Levels

The chart below lists standard Technical Assistance Request Severity Levels. Oracle Worldwide Customer Support responds to TARs based on Severity Level.

Severity Level
--------------

Severity 1
Critical Business Impact
Customer's work, regardless of the environment or product usage, is stopped or so severely impacted that the customer cannot reasonably continue to work.

Severity 2
Severe Business Impact
Customer's work is continuing (not stopped) however there is a serious impact on the customer's productivity and/or service levels.

Severity 3
Minor Business Impact
The customer's work regardless of the environment or product usage, has minor loss of services or resources.



Severity 4
No Business Impact
Customer is in full working mode - there is no work being impeded at the time - information is requested but has no impact on the operation of the products.

TARs are logged and tracked in Support's Support Systems. Response will be given to the Customer by telephone and logged directly into the problem-tracking system. The Customer may dial-in to track the progress of their TAR at any time.



April 16, 1997                      Page 2 of 4

                                Subject to Change



Support's response may include a written response, patch tape, supplementary documentation, a temporary means of circumventing the problem pending a new release, or other correctional aids.


Customer CPU Support Identification (CSI) Number

Customers shall receive a CSI Number upon purchasing Oracle Technical Support services.

The CSI number identifies the Customer with respect to the following information:

 .    Company Name and Address
 .    Product Set and Version
 .    Support Level and Duration
 .    Operating System
 .    Technical Contact Information

Worldwide Customer support uses the CSI number to identify the Customer's Support contract when a Customer calls the Support Hotline or uses dials-in access.


Technical Support Liaison
("Technical Contact")

Customers shall designate one (1) primary and two (2) backup Customer employees ("Technical Contacts") to serve as liaisons with Oracle Worldwide Customer Support. The designated "Technical Contact" is the sole liaison between technical support and Customers for all product support and shall be based on the Customer site. Customer may elect to add Technical Contacts for an additional fee.

To assure uninterrupted Technical Support service, customers must notify Client Relations at (415) 506-1500, option 9, whenever Technical Contact responsibilities are transferred to another individual.

Updates

"Update" means a subsequent release of the Program which Oracle generally makes available for Program licenses at no additional license fee other than media and handling charges, provided Customer has ordered Technical Support for such licenses for the relevant time period. Update shall not include any release, option or future product which Oracle licenses separately.


Terms of Support

Oracle Worldwide Customer Support's technical assistance is limited to licenses, products, and platforms that are fully supported and to problems which are demonstrable in the current release of the licensed program, running unaltered on the proper hardware configuration. Current release information is posted on-line.

Technical Support for older versions of Oracle products or for non-Oracle products is subject to additional fees.

These Technical Support policies are Oracle's current policies and are subject to change at Oracle's discretion.


Termination

Customer may terminate technical support at any time by notifying Oracle in writing at least thirty (30) days before the desired date of termination. Technical Support shall be terminated upon receipt of such notice. On termination, Oracle shall refund the unused portion of technical support fees paid by the Customer for the licenses for the allocable period for which technical support is terminated.




Phone Numbers and Address
Information

Customer Support Hotline

(For Technical Support, Non-Technical Support, and Support Sales information)

415-506-1500

Technical Support Dial-in Number

RTSS Dial-in 415-598-9350

Technical Support Address

April 16, 1997                      Page 3 of 4                Technical Support
                                                                      tecsup.doc

                                Subject to Change


Oracle Worldwide Technical Support
500 Oracle Parkway
Box 659313
Redwood Shores, CA 94065

April 16, 1997                      Page 4 of 4                Technical Support
                                                                      tecsup.doc

         [Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.]


ORACLE CREDIT CORPORATION              DUPLICATE                Payment Schedule

                                                        (Oracle Product) No.  1

--------------------------------------------------------------------------------
Customer:     Prodigy Services Corp
             -----------------------------------------------------------

             -----------------------------------------------------------
Address:      445 Hamilton Avenue
             -----------------------------------------------------------
              White Plains, NY 10601
             -----------------------------------------------------------
Contact:
             -----------------------------------------------------------
Phone:
             -----------------------------------------------------------
Order:        Network License              dated    -Aug-97
             -----------------------------------------------------------
Agreement:    SLSA                         dated
             -----------------------------------------------------------
PPA No.:                                   dated    -Aug-97
             -----------------------------------------------------------
Payment Schedule Effective Date:                  Page 1 of 1
                                 ---------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Executed by customer (authorized signature):


By:        /s/ Carena Pooth
          ---------------------------------------------
Name:      Carena Pooth
          ---------------------------------------------
Title:     Sr. VP. Operations                             [SEAL APPEARS HERE]
          ---------------------------------------------


Executed by Oracle Credit Corporation:


By:         /s/ Lowry Fenton
          ---------------------------------------------
Name:       LOWRY FENTON
          ---------------------------------------------
Title:      DIRECTOR, OFD OPERATIONS
          ---------------------------------------------
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

System:                                                                 Payment Schedule:
------                                                                  ----------------
                                                                        Payment Amount           Due Date
Subscriber Access Fees for
Software and Support:               [**]                                Payment Amounts and Due Dates shall be in accordance
                               --------------------
Education:                                                              with Section 9 of the Order, with Payment Amounts,
                               --------------------
Consulting:                                                             including  credits, totaling [**]. The Due Date for
                               --------------------
Other:                                                                  Month 1 is 01-Sep-97, and each subsequent Due Date shall be
                               --------------------

System Price:                       [**]                                the first day of each subsequent month through
                               --------------------
                                                                        Month 22 (01-Jun-99).
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Optional (if this box is checked):
   --------
[_] The System was ordered from an alliance member/agent of Oracle Corporation, whose name and address is specified below. If
    Customer provides invoices between Customer and alliance member/agent for the System to 0CC within ten (10) days of the
    Payment Schedule Effective Date, 0CC shall add the amount of applicable Taxes due to each Payment Amount.


       Alliance Member/Agent:
                                ---------------------------------------------------------------------------------------------
       Address:
                                ---------------------------------------------------------------------------------------------
       Contact:                                                                         Phone:
                                ---------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


This Oracle Payment Schedule incorporates by reference the terms and conditions of the above Payment Plan Agreement ("PPA") between Oracle Credit Corporation ("OCC") and Customer, and adds the following additional terms:

PAYMENTS: 0CC shall pay, on Customer's behalf, the System Price when due to Oracle and any alliance member/agent upon receipt of a fully executed Order, Agreement, PPA, and any other documentation required by 0CC. Customer agrees that 0CC may add the amount of applicable Taxes to each Payment Amount, and 0CC may adjust subsequent Payment Amounts to reflect any change or correction in Taxes due. If Support is included in the System Price, the applicable Support Price together with the then relevant Taxes will be paid to Oracle and any alliance member/agent in the applicable support period from the Payment Amounts received. The balance of each Payment Amount, unless otherwise stated, includes a proportional amount of the remaining components of the System Price. Software shall be accepted pursuant to the terms of the Order, and the Services shall be deemed ordered pursuant to the terms of the Order.

ORACLE CREDIT CORPORATION             DUPLICATE           Payment Plan Agreement

--------------------------------------------------------------------------------

   Customer:    Prodigy Services Corp
             -------------------------------------------------------

             -------------------------------------------------------

   Address:     445 Hamilton Avenue
             -------------------------------------------------------
                White Plains, NY 10601
             -------------------------------------------------------
   Phone:
             -------------------------------------------------------
   PPA No.:                            Effective Date     -Aug-97
             -------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Executed by Customer (authorized signature):

   By:       /s/ Carena Pooth
           -------------------------------------------------------
   Name:     Carena Pooth
           -------------------------------------------------------
   Title:    Sr. VP, Operations
           -------------------------------------------------------
   Executed by Oracle Credit Corporation:

   By:       /s/ Lowry Fenton            [SEAL APPEARS HERE]
           -------------------------------------------------------
   Name:     LOWRY FENTON
           -------------------------------------------------------
   Title:    DIRECTOR, OFD OPERATIONS
           -------------------------------------------------------
--------------------------------------------------------------------------------

This Payment Plan Agreement is entered into by Customer and Oracle Credit Corporation ("OCC") to provide for the payment of the System Price specified in a Payment Schedule on an installment basis. Each Payment Schedule shall specify the Software and other incidental products and services (which items, together with any upgrade, transfer or substitution of the foregoing, collectively are the "System"), the System Price, and the Order and Agreement covered by the Payment Schedule. Each Payment Schedule shall incorporate the terms and conditions of this Payment Plan Agreement (together referred to as a "PPA"). The System shall be licensed or provided by Oracle directly pursuant to the terms of the Order and Agreement. Except as otherwise provided under this PPA, Customer's right and remedies under the Order and Agreement, including Oracle's warranty and refund provisions, shall not be affected.

1. PAYMENT SCHEDULE: Customer agrees to pay OCC the Payment Amounts in accordance with this PPA, with each payment due and payable on the applicable Due Date. If full payment of each Payment Amount and other amounts payable is not received by OCC within 10 days of each Due Date, Customer agrees to pay to OCC interest on the overdue amount at the rate equal to the lesser of one and one-half percent (1.5%) per month, or the maximum amount allowed by law. Unless stated otherwise, Payment Amounts exclude any applicable sales, use, property or any other tax allocable to the System, Agreement or any PPA ("Taxes"). Any amounts or any Taxes payable under the Agreement which are not added to the Payment Amounts due under this PPA are due and payable by Customer, and Customer shall remain liable for any filing obligations. Customer's obligation to remit Payment Amounts to OCC or its assignee in accordance with this PPA is absolute, unconditional, noncancellable, independent, and shall not be subject to any abatement, set-off, claim, counterclaim, adjustment, reduction, or defense for any reason, including but not limited to, any termination of any Agreement, or performance of the System.

2. ASSIGNMENT: Customer hereby consents to OCC's assignment of all or a portion of its rights and interests in and to this PPA to third-parties ("Assignee"). OCC shall provide Customer notice thereof. Customer and OCC agree that Assignee shall not, because of such assignment, assume any of OCC's or Oracle's obligations to Customer. Customer shall not assert against Assignee any claim, defense, counterclaim or setoff that Customer may have against OCC or Oracle. Customer waives all rights to make any claim against Assignee for any loss or damage of the System or breach of any warranty, express or implied, as to any matter whatsoever, including but not limited to the System and service performance, functionality, features, merchantability or fitness for a particular purpose, or any indirect, incidental or consequential damages or loss of business. Customer shall pay Assignee all amounts due and payable under this PPA, but shall pursue any claims under any Agreement against Oracle. Except as provided for a Customer default below, neither OCC nor its Assignees will interfere with Customer's quiet enjoyment or use of the System in accordance with the Agreement's terms and conditions.

3. DEFAULT; REMEDIES: Any of the following shall constitute a Default under this
PPA: (i) Customer fails to pay when due any sums due under any PPA: (ii) Customer breaches any representation or fails to perform any obligation in any PPA; (iii) Customer materially breaches or terminates the license relating to the Software; (iv) Customer defaults under a material agreement with Assignee; or (v) Customer becomes insolvent or makes an assignment for the benefit of creditors, or a trustee or receiver is appointed for Customer or for a substantial part of its assets, or bankruptcy, reorganization or insolvency proceedings shall be instituted by or against Customer.

In the event of a Default that is not cured within thirty (30) days of its occurrence, OCC may; (i) require all outstanding Payment Amounts and other sums due and scheduled to become due (discounted as the lesser of the rate in this PPA or five percent (5%) per annum simple interest) to become immediately due and payable by Customer: (ii) pursue any rights provided under any Agreement, including terminating all of Customer's rights to use the System and related services; and (iii) pursue any other rights or remedies available by law or in equity. In the event OCC institutes any action for the enforcement of the collection of Payment Amounts, there shall be due from Customer, in addition to the amounts due above, all costs and expenses of such action, including reasonable attorneys' fees. No failure or delay on the part of OCC to exercise any right or remedy hereunder shall operate as a waiver thereof, or as a waiver of any subsequent breach. All remedies are cumulative and not exclusive Customer acknowledges that upon a default under this PPA, no party shall be required to license, lease, transfer or use any Software in mitigation of any damages resulting from Customer's default.

4. CUSTOMER'S REPRESENTATIONS AND COVENANTS:
Customer represents that, throughout the term of this PPA, this PPA has been duly authorized and constitutes a legal, valid, binding and enforceable agreement of Customer. Any transfer or assignment of Customer's rights or obligations in the System, or under the Agreements or this PPA shall require Oracle's and Assignee's prior written consent. A transfer shall include a change in majority ownership of Customer. Customer agrees to promptly execute any ancillary documents and take further actions as OCC or Assignee may reasonably request, including, but not limited to, assignment notifications, acceptance certificates, certificates of authorization, registrations, and filings. Customer agrees to provide OCC or Assignee copies of Customer's balance sheet, income statement, and other financial reports as OCC or Assignee may reasonably request.

5. MISCELLANEOUS: This PPA shall constitute the entire agreement between Customer and OCC regarding the subject matter herein and shall supersede any inconsistent terms set forth in the Order, Agreement or any related agreements, Customer purchase orders and all prior oral and written understandings. If any provision of this PPA is invalid, such invalidity shall not affect the enforceability of the remaining terms of this PPA. Customer's obligations under this PPA shall commence on the Effective Date specified therein. Except for payment terms specified in this PPA, Customer remains responsible for all the obligations under each Agreement. Each Payment Schedule, and any changes to a PPA or any related document, shall take effect when executed by 0CC. This PPA shall be governed by the laws of the State of California and shall be deemed executed in Redwood Shores, CA as of the PPA Effective Date.


                                                                     OCC 1.14.97